Delivering Value Deutsche Bank Global Auto Industry Conference January 15, 2013 Exhibit 99.1 Halla Visteon Climate Control Yanfeng Visteon Electronics Interiors Our Family of Businesses

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-
looking statements, including, but not limited to,
Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update.
our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms;
our ability to satisfy pension and other post-employment benefit obligations;
our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost-effective basis;
our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated;
conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers or suppliers and the effects of any restructuring or reorganization plans that may be undertaken by our customers or suppliers or work stoppages at our customers or suppliers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest;
new business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle production levels, customer price reductions and currency exchange rates;
general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-
employment benefit obligations;
increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and
those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended
December 31, 2011).
Forward-Looking Information

Because not all companies use identical calculations, Adjusted EBITDA, Adjusted EPS and
Free Cash Flow used throughout this presentation may not be comparable to other similarly titled measures of other companies.
In order to provide the forward-looking non-GAAP financial measures for full-year 2012 and
2013, the Company is providing reconciliations to the most directly comparable GAAP financial measures in the Appendix of this presentation.  The provision of these comparable
GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.
Use of Non-GAAP Financial Information

Today We Will …
Present Visteon at a glance
Review 2012 key accomplishments
Provide update on Halla Visteon Climate Control (HVCC)
transaction progress
Offer additional Yanfeng Visteon insight
Discuss 2012 performance
Announce 2013 full-year guidance

Overview Key Businesses
Global auto supplier of
climate, electronics and
interiors products
Worldwide manufacturing /
engineering footprint with
emphasis on low-cost regions
172 facilities in 28 countries
including non-consolidated
joint ventures
(1)
Strategically positioned to
capitalize on emerging-
market growth
2012 estimated sales:
$6.8 billion consolidated
$15.4 billion including JVs
(1)
$4.3 Billion
Climate
HVAC Systems
Powertrain Cooling
EV & Hybrid Battery Cooling
Compressors
Fluid Transport
Interiors
Cockpit Modules
Instrument Panels
Consoles
Door Trim
Electronics
Audio and Infotainment
Information and Controls
Vehicle Electronics
Visteon in Summary
$1.2 Billion
$1.4 Billion
2012E Sales

Yanfeng Visteon
Interiors
Electronics
Seating
Exteriors
Safety
$7.1 Billion
Non-Consolidated
(1) Includes all non-consolidated joint ventures.  For Yanfeng Visteon sales, includes full year of Yanfeng seating sales as well as full year of Yanfeng Exterior and Safety sales.

2012 Achievements
Announced and implemented strategic plan to create value for stakeholders
Initiated $100 million restructuring program to further reduce fixed-cost structure, right-size operations and address underperforming assets
Completed several value-creating strategic and financial actions
Closed Cadiz plant in Spain
Sold Grace Lake Corporate Center
Divested Lighting operations
Sold R-TEK Interiors joint venture
Announced transaction to combine Visteon Climate w/ Halla
Concluded lump-sum pension buyout offer, used $301 million
in pension assets to reduce PBO by $411 million
Redeemed $50 million of bonds
Repurchased $50 million of stock
Visteon Continues to Lay the Groundwork for Shareholder Value Enhancement

February
April
August
August
September
December
December
November

2012 New Business Wins
(Dollars in Millions)
$450
2012
($210)
2012
$750
2012
During 2012, Visteon was Awarded Approximately $1 Billion of Net New Business,
Which Will Launch During the Next Five Years
Incremental New
Business Wins
Re-Wins Lost Business
Climate
60%
Interiors
5%
Electronics
35%
Climate
67%
Electronics
13%
Interiors
20%
Electronics
48%
Interiors
15%
Climate
37%

Backlog Fuels Visteon Future Growth
Visteon’s $800 Million Net Backlog Will Launch During the Next Three Years
and is Forecasted to Drive Sales Growth to $8.2 Billion by 2015

$6.8B
$7.4B
$8.2B
Base
Including
Volume,
Currency,
Pricing
Net Backlog
Visteon Sales and Net Backlog
Addt’l Net
Backlog
Net backlog:
incremental new business net of lost business that will launch during the next three years
Base
Including
Volume,
Currency,
Pricing
$0.8B
Total Net
Backlog
2015E Sales 2012E Sales 2013E Sales
0.4
0.4
Incremental new business includes 2012 wins as well as wins recognized in previous years

Fixed-Cost and SG&A Actions – An Update
Initiative Underway to Reduce 2013 Fixed Costs and SG&A Expense to $410 Million

Visteon announced during its third
quarter 2012 earnings call a focused
plan to further reduce SG&A and other
fixed costs
– “Other fixed costs” include
information technology costs and
other costs of goods sold supporting
engineering staff
Achieved savings in 2012 and expect
an additional $20 million in efficiencies,
net of unfavorable currency in 2013
Savings will drive year-over-year SG&A
improvement in 2013 and 2014
$485
$430
$410
2011 2012E 2013E Goal
(Dollars in Millions)
Fixed-Cost and SG&A Reduction Plan Fixed-Costs and SG&A Spend
(1)
$340-$380
(1) Adjusted to exclude Lighting.

Visteon’s Strategic Plan – The Value of Optionality
Visteon
Climate
Yanfeng
Visteon
70% 100%
50% 100%
100%
Visteon
Interiors
Visteon
Electronics
Contribute Visteon Climate to HCC for cash
Establishes “Halla Visteon Climate Control”
(HVCC) as single consolidated climate entity
with leadership of all global climate operations
Consolidation of these two operations into one
has been a major customer request
Headquartered in Korea with global customer
presence and Korean leadership supported by
international management team
Visteon remains equity holder (70%) in HVCC
Transfer limited SG&A and operating resources to
make business globally self-capable
Target transaction completion during Q1 2013
Remains non-core
Continue to pursue
options
Interiors will be
exited at a time
when value
objectives are met
#5 global market
position
Significant integration
and technology
synergies with YFVE
Focused on
optimizing global
scale and ownership
YFV
Electronics
60%
40%
YFV and affiliated
Yanfeng Visteon
Electronics represent a
dynamic marriage of
global presence with
Asian-centric power,
low-cost operations and
technological prowess
Core YFV business is
Interiors, which is non-
core to Visteon
Uncover value for
Visteon shareholders
Comprehensive Plan to Create Value for Customers and Shareholders
Corporate Right-sizing
Minimal footprint
Staff businesses with lean and only “necessary” support

Halla Visteon Climate Control
Yanfeng Visteon
Electronics
Interiors
Our Family
of Businesses
Halla Visteon Climate Control (HVCC)
A Value-Creating Joint Venture
Deutsche Bank Global Auto Industry Conference
January 15, 2013

HVCC Transaction Update
Pro forma entity name changed to “Halla Visteon Climate Control”
Visteon to contribute majority of Visteon Climate business to Halla for cash (small portion of business retained by Visteon)
Definitive agreement signed on January 11, 2013
$410 million gross proceeds to Visteon, financed by conservative mix of cash and debt at Halla
Estimated $353 million proceeds after purchase price adjustments (i.e.
pension, debt, cash), taxes and fees
Accretive to Halla shareholders on EPS and EBITDA multiple basis
Diligence, negotiations and signing completed in less than 100 days after announcement
Closing on track to be completed during first quarter 2013
Transition / integration work progressing
Proceeding as Expected

Visteon®

Compressor (#3)

HVAC (#4)

Fluid Transport (#1)

A Valuable Organization
Expected HVCC Financial Profile

Overview 2012E Climate Global Market Share
(2)
Hyundai /
Kia
51%
Chrysler 1%
Suzuki 1%
VW 1%
Mazda1%
2012E Sales
(1)
$4.1 Billion
2012E EBITDA
Margin
(1)
9.0%
Headcount 13,350
Mfg Facilities
Consolidated 26
Unconsolidated 6
By Customer By Region
2012E Sales Breakdown Key Products and Market Positions
(2)
HVCC
13%
Denso
23%
Valeo
12%
Delphi
7%
Behr
10%
Calsonic 5%
Other
24%
Modine 2%
Sanden 4%
Powertrain and EV /
Hybrid Cooling
(#4)
AP
56%
EU
25%
NA
17%
SA
2%
Other
21%
Ford
24%
(1) HVCC represents total Climate segment estimated results minus those Climate operations that will be retained.  EBITDA margin excludes equity income and non-controlling interests.
(2)
IHS unconsolidated unit share.

The HVCC Manufacturing Footprint
Visteon in HVCC Perimeter
Halla
Visteon Transition Facilities
Low-Cost, Global Manufacturing Footprint Focused in Asia –
32 Manufacturing Sites Globally, Including Affiliates
Juarez (3 Plants)
MEXICO
São Paulo
BRAZIL
Quilmes
ARGENTINA
Belleville
CANADA
Shorter, AL
USA
Port Elizabeth
SOUTH AFRICA
Palmela (2)
PORTUGAL
Charleville
FRANCE
Nový Ji in,
Hluk,
Rychvald
CZECH REP
Szekesfehervar
HUNGARY
Ilava
SLOVAKIA
Gebze
TURKEY
Chennai
Bhiwadi
INDIA
Pune
Hiroshima,
Hofu
JAPAN
Rayong
THAILAND
Daejeon,
Pyeongtaek,
Ulsan
S. KOREA
Dalian
CHINA
Chongqing
Beijing
Wuhu
Changchun
Nanjing
Jinan
Chengdu
Nanchang
Rio Grande
Camaçari

Offer Full Range of Climate Products Compressors Powertrain Cooling EV & Hybrid Battery Cooling Fluid Transport HVAC Page 15

Mahindra & Mahindra
Business Partner of the Year
Geely 2012 Best Supplier Award
2013 Automotive News
PACE Award finalist – metal seal fitting
FAW Group
Core Supplier award
ACMA Silver Trophy
for manufacturing
excellence
Maruti Suzuki Overall Excellence –
Silver Award improvement shield awards
Beijing-Hyundai
5-Star Quality
Certificate
2013 Automotive News PACE Award finalist –
new shaft / swashplate assembly method (HCC)
Hyundai Best
Contributor award
Mobis India National Best Partner
for Business Development award
Siam Kubota
Thailand (SKT)
2012 Gold
Award
Auto Alliance
Thailand 2012
Top Supplier
Award

Key Technologies Drive Strong Order Book and Awards

Strong Backlog Drives Sales
Recognized by Our Customers and Industry Experts
HVCC 3-year backlog of $700
million
– Represents new business,
net of lost business
Strong backlog, higher
volumes and currency
impacts drive 7% forecasted
sales CAGR through 2015
2013E 2014E 2015E 3-Year Backlog
$700 Million

HVCC Positioned to Fuel Growth
Clear #2 global Climate player, with 13% market share
Customer-focused solutions provider with worldwide presence
Leading product and technology portfolio
One of only two “full-line” suppliers
Low-cost, Asian-centric manufacturing footprint
Strong balance sheet and cash flow profile
$700 million three-year backlog
Gaining share in growing markets
A World-Class Climate Organization

Halla Visteon Climate Control Yanfeng Visteon Electronics Interiors Our Family of Businesses Growth in China and Abroad Deutsche Bank Global Auto Industry Conference January 15, 2013

Yanfeng Visteon (YFV) Today
50% / 50% joint venture between
Visteon / HASCO (SAIC) in China,
established in 1994
One of the largest auto suppliers in
China with five primary businesses
– Interiors, electronics, seating,
exteriors and safety
SVW, SGM and SAIC represent
about 65% of sales; export 11%
96 facilities and 29,000 employees
2012E total revenues of $7.1 billion
By Customer
SVW
34%
SGM 28%
SAIC 4%
Export
11%
Other 13%
CAFM 4%
JAC 2%
DF Nissan 2%
DPCA 2%
By Product
Overview 2011 Sales Breakdown
Interiors
43%
Seating
38%
Electronics
8%
Exterior
6%
Safety
4%
Tooling
1%

Visteon
Johnson Controls
Visteon
Visteon
KSS
KEYSAFETYSYSTEMS
PLASTIC OMNIUM
BHAP
JAC
Visteon
Visteon
Visteon
Visteon

YFV Structure
• 50% / 50% JV between
Visteon and HASCO (SAIC)
YFV
Beijing
2002
YFV
Tooling
2006
Dongfeng
Visteon
2003
YFV
Jinqiao
2004
60%
YFV
Electronics
2002
50%
2004
YF Key
Safety
50%
YFPO
Exterior
2007
YFV
Hefei
2007
YFV
Jiqiang
2008
YFV
Nanjing
2010
YFV
NJ FEM
2010
YFV
Zhejiang
2011
50%
YFJCI
Seating
1997
• Technology JVs with
international partners
YFV
Chongqing
2001
• Interior subsidiaries and
JVs with OEMs to expand
outside of Shanghai
YFV
India
2011
DETC
75%
50%
40%
75%
80% 51% 80%
80%
60%
99% 50%
20% 12.5% 25% 50%
50% 50%
Interiors Operations

Visteon	Visteon	Johnson Controls		KSS
Products					
R&D Capability					
Engin.

Five YFV Businesses: Strong Technical Capabilities
Cockpit
Instrument panels
Door panels
Console
Interior System
Driver
information
Entertainment
Controls
Seats
Trim covers
Mechanisms
Foam pads
Seating System
Bumpers
Body trim
Rear closures
Fenders
Exterior System
Steering wheels
Air bags
Seat belts
Safety System
Full-service
supplier (from styling
to production)
System integration
World-class testing
facilities
Globally integrated
technical centers
Safety testing
Acoustic and NVH
testing
Full design / engin.
capability
Advanced application
software
World-class testing
facilities
Structure design
CAE verification
New tech center
under construction
R&D / product
engineering
Crash simulation
Lifecycle testing
850
Engineers
555
Engineers
500
Engineers
330
Engineers
220
Engineers
Electronic System

YFV’s Global Footprint
Extensive Footprint with 96 Facilities and 29,000 Employees
Note:  As of October 2012.
Symbol Business System Facilities
Seating 39
Interiors 33
Exteriors 14
Electronics 7
Safety 2
Tooling 1
Total 96
Michigan, USA
Ruesselsheim, Germany
Kalol, India
Beijing
Changchun
Xuzhou
Shaoxing
Wuhan
Shi‘yan
Guangzhou
Yancheng
Liuzhou
Shanghai
Shenyang
Yantai
Yizheng
Wuhu
Hefei
Nanjing
Taizhou
Nantong
Fuzhou
Chongqing
Chengdu
Baotou
Baoding
Dalian
Zhuzhou
Changsha
Zhengzhou
Cixi
Hangzhou
Dongguan

YFV’s Robust Historical Growth
(1) Non-U.S. GAAP figure.  Represents People’s Republic of China GAAP sales.
4.1
6.9 6.9
7.8
10.2
13.7
15.0
22.2
35.5
40.4
44.8
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012E
(RMB in Billions)
YFV Group Total Sales
(1)
27% Sales CAGR Since 2002

YFV: Well-Positioned in World’s Largest Auto Market
China Passenger Car Sales Yanfeng Visteon Market Positions in China
(Units in Millions)
11% China Market CAGR
Yanfeng Visteon #1 China Auto Supplier
in Important Segments
Leading Market Positions Will Enable Yanfeng Visteon
to Capitalize on Strong China Market Growth
#1
Seats
Instrument panels
Door panels
Audio
Steering wheels
#2
Bumpers
#3
Clusters
Consoles
Source:  IHS Automotive.
13.2
20.1
2012E 2016E

A Solid Outlook
YFV’s 2013 Outlook
Total
Sales
Double-Digit
Growth
Sales expected to increase by $1 billion, driven by:
Double-digit, year-over-year growth in Interiors, Seating, Exterior and
Safety, as well as solid growth for Electronics
Strong domestic sales, partially offset by weakness in exports
Growing SVW, SGM and SAIC sales
EBITDA
Double-Digit
Growth
EBITDA increase reflects:
Higher volumes and launch of significant new business, offset by:
• Higher engineering costs to support new programs
• Business mix changes and competitive market pressures
• Costs related to new plant launches across all businesses
Net
Income
Solid
Growth
Net income reflects strong EBITDA growth, offset by:
Increase in D&A related to spending at several facilities, including 26 new or expanded production facilities, that will generate strong sales and earnings growth in future years
Increase in interest related to cash needs to fund investments
Higher taxes driven by higher tax rates for certain entities
2013 Outlook

Strategic Initiatives at YFV
Expand domestic footprint to support growth of core customers
Grow customer base with local China OEMs; continued diversification with select Chinese and Japanese OEMs
Support OEMs’ growth plans in China and abroad via cooperation with
Visteon and other partners
Strengthen technical capability in all business segments; enhance tooling and equipment as a competitive advantage
Continue focus on development of new employees and YFV culture
Transition to Global Supplier While Strengthening Base Market

Halla Visteon Climate Control Yanfeng Visteon Electronics Interiors Our Family of Businesses Financially Speaking Deutsche Bank Global Auto Industry Conference January 15, 2013

A Strong Capital Structure
9/30/12
6.75% Senior Notes due 2019 $495
Affiliate Debt / Other 100
Total Debt $595
Cash 920
Net Debt ($325)
Visteon Leverage
Adjusted EBITDA (2012E Guidance Midpoint)
$600
Debt / Adjusted EBITDA < 1.0x
Net Debt / Adjusted EBITDA N/M
Visteon Debt and Cash Visteon Debt Maturity Schedule
No Significant Near-Term Debt Maturities
and Strong Cash Balances and Liquidity
$72
$76
$1 $1
$445
2012 2013 2014 2015 2016+
(Dollars in Millions)
(2)
(1)
(1) Includes Halla debt of $75 million.
(2) Includes Halla cash of $351 million.
Annual
Working
Capital
Facility
Renewals
Includes
$50M Bond
Redemption
in Dec 2012

2012 Guidance Update
2012
Guidance
Current
Outlook Commentary
Sales
$6.8 billion
Expect full-year sales to be in line with guidance
Adjusted
EBITDA
$590 - $610
million
Expect to be at high-end of guidance or slightly
above
Q4 benefitted from the timing of several
commercial claims and engineering recoveries, as
well as SG&A savings
Adjusted
EPS
$2.77 - $3.14
Expect to be at high-end of guidance
Driven by strong Adjusted EBITDA
Free Cash
Flow
+$25 million
Expect free cash flow to be positive and in line
with guidance
Reflects higher Adjusted EBITDA offset by trade
working capital
On Track to Achieve High-end (or Above) of 2012 Profit Guidance

2012 Adjusted EBITDA Recast
2012E
2012 Adjusted EBITDA Guidance Midpoint ($590-$610) $600
Exclude: Lighting and R-TEK (30)
Exclude: Non-Cash Equity-Based Compensation Expense +25
Add: Non-Controlling Interest from Climate Transaction (10)
2012 Adjusted EBITDA Recast Midpoint ($575-$595) $585
Visteon’s 2012 Recasted Adjusted EBITDA is on the Same Basis as 2013
(Dollars in Millions)
Visteon has recasted 2012 estimated Adjusted EBITDA to be on the same basis as
2013 Adjusted EBITDA.  Three key adjustments:
Lighting and R-TEK: entities sold in 2012 and will not be included in 2013
Non-Cash Equity-Based Compensation Expense: in 2013, this item will be excluded from Visteon’s Adjusted EBITDA
Non-Controlling Interest from Climate Transaction: Visteon will incur additional non-controlling interest in 2013 related to Climate entities sold to Halla
Y/Y Change
in Methodology

(Units in Millions)
2012E 2013E % Growth
North America
Ford 2.8 3.0 6.2%
Hyundai / Kia 0.7 0.7 5.8
All Other 11.7 11.7 (0.1)
Subtotal 15.2 15.4 1.4%
Europe
Ford 1.4 1.3 (7.3%)
PSA 2.0 2.0 (0.2)
Renault / Nissan 2.3 2.2 (4.7)
Hyundai / Kia 0.9 0.9 (1.9)
All Other 12.3 12.3 (0.4)
Subtotal 19.0 18.7 (1.5%)
Asia
Hyundai / Kia 5.4 5.5 1.0%
All Other 35.2 36.3 3.1
Subtotal 40.6 41.8 2.8%
South America
Ford 0.4 0.4 0.3%
All Other 4.0 4.1 3.4
Subtotal 4.3 4.5 4.2%
Other 1.7 2.0 15.1
Total 80.9 82.4 1.9%

2013 Volume and Currency Outlook
Source: IHS Automotive, October 2012 forecast. Used in conjunction with customer data to develop Visteon’s internal volume forecast.
(1) Hedges impact transaction risk; do not impact translation risk.
2013 Production Volumes 2013 Exchange Rates
Visteon Assumptions 2012E 2013E
Exchange Rates
$ / Euro $1.28 $1.30
Korean Won / $ 1,131 1,055
Effective Rates w/ Hedges
(1)
$ / Euro $1.34 $1.30
Korean Won / $ 1,122 1,094
Impact to Visteon
(Dollars in Millions)
Sales EBITDA
Euro: $0.05 Decrease ($140) ($25)
KRW: 25 Decrease $30 ($12)
2013 Currency Sensitivity Analysis

$2.96 - $4.19

2013 Guidance
$6.8B
$7.3B - $7.5B
$2.77 - $3.14
$575M - $595M
$100M - $150M
$105M - $125M
$620M - $660M
Excl. Restructuring and Transaction-Related Cash
(1)
(1) Represents 2012 Adjusted EBITDA Recast.  Please see page 42 of presentation for calculation.
Y/Y FX
Impact of
Positive
$125M
Y/Y FX
Impact of
Negative
($15M)
Strong Year-Over-Year Improvement for All Key Financial Metrics
Sales Adjusted EBITDA
Adjusted EPS Adjusted Free Cash Flow
2012E 2013E
2012E Recast 2013E
2012E 2013E
2012E 2013E

Value-Creating Uses of Cash
Visteon Will Use Cash Balances to Drive Value for Shareholders Through
Share Repurchases, Restructuring and Operational Improvements
$920M
Visteon Cash
$353M
(1)
(1) Includes Halla cash of $351 million.
2013 Actions to Drive Shareholder Value
Visteon Cash
(9/30/2012)
HVCC Net Proceeds
Upsized total repurchase authorization to $300 million,
to be executed during the next two years (includes $50
million of repurchases in 2012)
$100 million to further reduce fixed-cost structure, right-
size operations and address underperforming assets
Strict focus on Y/Y operating improvements
Increasing 2013 guidance for all key financial metrics
Moving toward Q1 2013 closing of HVCC transaction
Progressing plans to divest Interiors business and
optimize Electronics business
Focus on Value Enhancing Transactions
Drive Fundamental Improvements
Across Our Operations
Focus Restructuring to Address
Cash / Value Draining Areas
Upsize Share Repurchase Program to $300M

Strategic Imperatives
Reduce
Overhead
Focused on achieving lean corporate overhead structure
Plans being finalized and implemented
Divest
Interiors
Non-core business
Sale or alternative strategic placement of consolidated business
Optimize
Electronics
Address Electronics’ strategy and global position
Position business to unlock value of non-consolidated operations
Address
Legacy Issues
Address historically underperforming assets
Negotiate with customers for future sourcing commitments
Committed to Provide Improved Value for Our Customers and Shareholders
Unlock Value
of Yanfeng
Valuable asset with robust growth profile
Improve transparency and grow YFV value to Visteon shareholders

Questions and Discussion

Visteon®

HCC

Visteon®

Visteon®

Visteon®

Visteon

Halla Visteon Climate Control Yanfeng Visteon Electronics Interiors Our Family of Businesses Appendix Deutsche Bank Global Auto Industry Conference January 15, 2013

Instrument Panels
(#2)

Door Panels
(#3)

Cockpit Assembly
(#3)

Interiors Product Line
By Customer By Region
EU
58%
SA
21%
AP
21%
Other
14%
GM
3%
VW
5%
PSA
24%
Ford
24%
Nissan /
Renault
30%
Note: 2012E Consolidated EBITDA excludes equity in affiliates and non-controlling interests.
Business Focus
New leadership in place to drive change
Maintain investment to drive continued long-term
technological offerings for customers
Capitalize on strong positions in Asia
Strategic Focus
Sale or alternative strategic placement of
consolidated business
Currently Evaluating All Strategic Opportunities for Interiors Business
Product Line Overview Key Products and Market Positions
Go Forward Plan 2012E Consolidated Sales Breakdown
Note: Includes consolidated and non-consolidated entities.
Consolidated Non-Consolidated
2012E Sales $1.4 billion $7.4 billion
2012E EBITDA ~$32 million N/A
Mkt Position
#2 (12% Share)
Headcount 6,750 24,925
Mfg Facilities 27 90
Equity Income – ~$140 million

Visteon®

Instrument Clusters & Displays #3[a]

Audio & Infotainment #5[b]

Controls #6[c]

Vehicle Electronics (N/A)

Electronics Product Line
Product Line Overview Key Products and Market Positions
Go Forward Plan
Note: Includes consolidated and non-consolidated entities.
(a) Instrument Clusters
(b) OEM Audio Head Units
(c) Electronic Climate Controls
2012E Consolidated Sales Breakdown
By Customer By Region
Tier 1 - Ford
14%
Nissan / Renault
8%
Mazda 6%
JLR 5%
Mitsubishi
3%
Note: EBITDA margin based on Adjusted EBITDA (excluding equity in affiliates and non-controlling interests).
(1) Assumes consolidation of all YFVE 50%-plus-owned joint ventures.
Business Focus
Continue to provide innovative solutions and
technologies for customers
Maintain disciplined investments in business
Strategic Focus
Optimize global scale and ownership to create
the most value for Visteon customers and
shareholders
Address Electronics’ Strategy and Global Position
Consolidated
Consolidated +
YFVE Consolidation
2012E Sales
EBITDA Margin
$1.2 billion
(~6.0% Margin)
$1.8 billion
(~7.6% Margin)
Global Mkt
Position
#8 (4% Share)
#5 (6% Share)
Headcount 5,900 10,700
Mfg Facilities 9 16
(1)
Ford
44%
Other
20%
EU
38%
AP
19%
SA
5%
NA
38%

Note: Discount rate for plan to be fully funded on PBO basis is 6.25%.

Lump Sum Program Reduced Net PBO Liability by $110 Million
and Significantly Reduced Future Pension Plan Volatility
(Dollars in Millions)
U.S. Pension Funding Status as of December 31, 2012
Preliminary Amounts (Estimated) PBO Asset Value Unfunded
Actual 12/31/2011 Funded Level
(4.87% Discount Rate)
$1,480 $1,151 $329
Interest on PBO 70
Stock Contribution (1/9/2012) 73
Cash Contribution 4
Asset Appreciation and Interest Income 114
Benefit Payments and Admin Expenses (76) (76)
12/31/2012 Funded Level (Before Discount Rate Change)
$1,474 $1,266 $208
Discount Rate Change to 3.89% 183
12/31/2012 Funded Level (After Discount Rate Change)
$1,657 $1,266 $391
Lump Sum Program (411) (301)
12/31/2012 Funded Level (After Lump Sum Program)
$1,246 $965 $281

2013 Guidance
2013 Guidance
Product Sales $7.3 B - $7.5 B
Adjusted EBITDA $620 M - $660 M
Free Cash Flow
Free Cash Flow (1) ($75) M - $25 M
Adjusted Free Cash Flow
(ex. Restructuring and Transaction-Related Cash)
$100 M - $150 M
Adjusted EPS $2.96 - $4.19
Other Selected Items: 2013 Guidance
Depreciation and Amortization $275 M
Interest Payments $55 M
Cash Taxes
Operating $120 M - $140 M
Climate Transaction $20 M - $40 M
Restructuring Payments $75 M - $125 M
Capital Spending $250 M
(1) Free cash flow equal to cash from operating activities, less capital expenditures.
Includes $75-$125 million of restructuring and $50 million in taxes and fees, primarily related to Halla Visteon Climate Control transaction.

2013 Adjusted EBITDA Drivers
Adjusted EBITDA Improvement Driven by Higher Volumes
and Administrative Staff Cost Reductions
Adjusted EBITDA
$600M
$640M
2012
Midpoint
2013
Midpoint
$585M
($30M)
Lighting
Disc Ops /
R-TEK
$25M
Equity-
Based
Comp
Expense
Volume ($10M)
NCI
Impact
of HVCC
Transaction
Currency Net Cost
Performance
Y/Y Change
in Methodology
2012
Re-cast
Other
NCI

Reconciliation of Non-GAAP Financial Information
Adjusted EBITDA
Free Cash Flow
+
+
(1)
(1) Could be impacted by timing of Fixed-Cost Restructuring Plan charges.
(2) 2011 and 2012 reconciliation not yet recast for equity-based compensation expense.
(2)
2012 FY Guidance Provided
2011 2012 During Q3 2012 Earnings 2013 FY Guidance
(Dollars in Millions)
Full Year 1st Qtr 2nd Qtr 3rd Qtr Low-end High-end Low-end High-end
Adjusted EBITDA $685 $150 $151 $131 $590 $610 $620 $660
Interest expense, net 27 9 6 13 41 41 50 50
Loss on debt extinguishment 24 - - 4 4 4 - -
Provision for income taxes 127 27 42 33 140 140 160 120
Depreciation and amortization 295 64 67 64 260 260 275 275
Restructuring and other (income), expense net 11 63 11 (11) 80 80 150 100
Equity investment gain - - (63) - (63) (63) - -
Other non-operating costs, net 30 5 2 5 13 13 10 10
Non-cash equity-based compensation expense - - - - - - 20 20
Discontinued operations 91 11 11 8 30 30 - -
Net Income (loss) attributable to Visteon $80 ($29) $75 $15 $85 $105 ($45) $85
Reconciliations to 2012 Adjusted EBITDA Recast (2012 on Same Basis as 2013) 2012 FY Guidance Recast
Low-end High-end
Adjusted EBITDA $590 $610
Exclude: Lighting and R-TEK operations
(30) (30)
Exclude: Non-cash equity-based compensation expense
25 25
Add: Non-controlling interest from Climate transaction
(10) (10)
Adjusted EBITDA Recast $575 $595
2012 FY Guidance
2011 2012 Provided During 2013 FY Guidance
(Dollars in Millions)
Full Year 1st Qtr 2nd Qtr 3rd Qtr Q3 2012 Earnings Low-end High-end
Cash from (used by) operating activities $175 $19 ($12) $156 $255 $175 $275
Less:  Capital expenditures 258 53 49 44 230 250 250
Free cash flow ($83) ($34) ($61) $112 $25 ($75) $25
Reconciliations to Adjusted Free Cash Flow (ex. Restructuring and Transaction-Related Cash) Low-end High-end
Free cash flow $25 $25 ($75) $25
Exclude: Restructuring cash payments
60 80 125 75
Exclude: Transaction-related cash
20 20 50 50
Adjusted free cash flow (ex. restructuring and transaction-related cash) $105 $125 $100 $150

Earnings per Share
Adjusted EPS
2012 FY Guidance Provided
2011 2012 During Q3 2012 Earnings 2013 FY Guidance
(Dollars and Shares in Millions)
Full Year 1st Qtr 2nd Qtr 3rd Qtr Low-end High-end Low-end High-end
Net income (loss) attributable to Visteon $80 ($29) $75 $15 $85 $105 ($45) $85
Average shares outstanding, diluted 52.0 51.9 53.7 53.8 53.5 53.5 52.3 51.3
Earnings per share $1.54 ($0.56) $1.40 $0.28 $1.59 $1.96 ($0.86) $1.66
Memo: Items Included in Net income (loss) attributable to Visteon
Restructuring and other income, (expense) net (11) (63) (11) 11 (80) (80) (150) (100)
Equity investment gain - - 63 - 63 63 - -
Taxes related to equity investment gain - - (6) - (6) (6) - -
Taxes related to HVCC transaction - - - - - - (40) (20)
Other non-operating costs, net (30) (5) (2) (5) (13) (13) (10) (10)
Loss on debt extinguishments (24) - - (4) (4) (4) - -
Asset impairments and cost related to disc. ops. (68) (4) (12) (7) (23) (23) - -
Total ($133) ($72) $32 ($5) ($63) ($63) ($200) ($130)
Memo: Adjusted EPS
Net income (loss) attributable to Visteon $80 ($29) $75 $15 $85 $105 ($45) $85
Items in net income (loss) attributable to Visteon (133) (72) 32 (5) (63) (63) (200) (130)
Adjusted net income (loss) $213 $43 $43 $20 $148 $168 $155 $215
Average shares outstanding, diluted 52.0 51.9 53.7 53.8 53.5 53.5 52.3 51.3
Adjusted earnings per share $4.10 $0.83 $0.80 $0.37 $2.77 $3.14 $2.96 $4.19

Adjusted EBITDA Reconciliation by Product Group
Disc Ops/ Total
(Dollars in Millions)
Total Retained HVCC Electronics Interiors Elims Visteon
Product Sales $4,263 $152 $4,111 $1,243 $1,379 ($105) $6,780
Gross Margin $380 $4 $376 $115 $73 - $568
Employee Charges / Corp Severance (1) - (1) (4) (1) - (6)
Adjusted Gross Margin $381 $4 $377 $119 $74 - $574
% of Product Sales 8.9% 2.6% 9.2% 9.6% 5.4% 8.5%
SG&A
Product Line Specific and Allocated SG&A (192) (8) (184) (81) (74) (16) (363)
Employee Charges / Corp Severance 2 - 2 1 1 - 4
Adjusted SG&A ($190) ($8) ($182) ($80) ($73) ($16) ($359)
Adjusted EBITDA
Adjusted Gross Margin $381 $4 $377 $119 $74 - $574
Adjusted SG&A (190) (8) (182) (80) (73) (16) (359)
Exclude D&A 177 3 174 36 31 16 260
Adjusted EBITDA (excl. Equity in Affil., NCI) $368 ($1) $369 $75 $32 - $475
% of Product Sales 8.6% (0.7%) 9.0% 6.0% 2.3% 0.0% 7.0%
Equity in Affiliates 5 - 5 17 141 - 163
Noncontrolling Interests (62) - (62) (1) (2) - (65)
Discontinued operations - - - - - 27 27
Adjusted EBITDA $311 ($1) $312 $91 $171 $27 $600
Climate
2012 FY PG Guidance Underlying Corporate Guidance Given During Q3 Earnings Call

Combined
Electronics
(Dollars in Millions)
Electronics YFVE & YFVE
Product Sales $1,243 $700 $1,783
Gross Margin $115 $65 $180
Employee Charges / Corp Severance (4) - (4)
Adjusted Gross Margin $119 $65 $184
% of Product Sales 9.6% 9.3% 10.3%
SG&A
Product Line Specific and Allocated SG&A (81) (15) (96)
Employee Charges / Corp Severance 1 - 1
Adjusted SG&A ($80) ($15) ($95)
Adjusted EBITDA
Adjusted Gross Margin $119 $65 $184
Adjusted SG&A (80) (15) (95)
Exclude D&A 36 10 46
Adjusted EBITDA (excl. Equity in Affil., NCI) $75 $60 $135
% of Adjusted Sales 6.0% 8.6% 7.6%

Electronics – Consolidated + YFVE Reconciliation
(1) Includes Visteon / YFVE eliminations.
Note:  YFVE estimates only, not purported to be U.S. GAAP.
(1)
2012 FY Electronics Guidance Underlying Corporate Guidance Given During Q3 Earnings Call

www.visteon.com